SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 26, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of March 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-11               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.On November 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein


Date:  December 3, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001



             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       40,000,000.00     13,014,073.38    3,514,387.59       62,359.10   3,576,746.69       0.00      0.00        9,499,685.79
A2      248,910,000.00     80,983,325.10   21,869,155.34      371,173.57  22,240,328.91       0.00      0.00       59,114,169.76
A3      200,000,000.00    200,000,000.00            0.00    1,041,666.67   1,041,666.67       0.00      0.00      200,000,000.00
A4        1,000,000.00      1,000,000.00            0.00        5,208.33       5,208.33       0.00      0.00        1,000,000.00
A5          489,732.00        486,247.64          527.53            0.00         527.53       0.00      0.00          485,720.11
B1        7,682,000.00      7,640,559.18        6,152.62       39,794.58      45,947.20       0.00      0.00        7,634,406.56
B2        4,353,000.00      4,329,517.58        3,486.38       22,549.57      26,035.95       0.00      0.00        4,326,031.20
B3        2,560,000.00      2,546,189.97        2,050.34       13,261.41      15,311.75       0.00      0.00        2,544,139.63
B4        3,585,000.00      3,565,660.58        2,871.28       18,571.15      21,442.43       0.00      0.00        3,562,789.30
B5        1,792,000.00      1,782,332.99        1,435.24        9,282.98      10,718.22       0.00      0.00        1,780,897.75
B6        1,795,524.00      1,785,838.10        1,438.06        9,301.24      10,739.30       0.00      0.00        1,784,400.04
R               100.00              0.00            0.00            0.00           0.00       0.00      0.00                0.00
TOTALS  512,167,356.00    317,133,744.52   25,401,504.38    1,593,168.60  26,994,672.98       0.00      0.00      291,732,240.14

A6       33,069,200.00     10,759,124.88            0.00       56,037.11      56,037.11       0.00      0.00        7,853,675.23
A7       80,844,870.00              0.00            0.00      239,135.88     239,135.88       0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                             Pass-through Rates
-------------------------------------------------------------------------------------------------   ---------------------------
                                                                                                                   Current
                       Beginning                                                   Ending            Class          Pass-thru
Class     cusip        Principal        Principal    Interest        Total       Principal                           Rate (%)
-------------------------------------------------------------------------------------------------   ---------------------------
A1       8635726B4       325.35183450   87.85968975    1.55897750   89.41866725     237.49214475     A1             5.750000 %
A2       8635726C2       325.35183440   87.85968961    1.49119589   89.35088550     237.49214479     A2             5.500000 %
A3       8635726D0     1,000.00000000    0.00000000    5.20833335    5.20833335   1,000.00000000     A3             6.250000 %
A4       8635726L2     1,000.00000000    0.00000000    5.20833000    5.20833000   1,000.00000000     A4             6.250000 %
A5       8635726E8       992.88516985    1.07718099    0.00000000    1.07718099     991.80798886     A5             0.000000 %
B1       8635726H1       994.60546472    0.80091382    5.18023692    5.98115074     993.80455090     B1             6.250000 %
B2       8635726J7       994.60546290    0.80091431    5.18023662    5.98115093     993.80454859     B2             6.250000 %
B3       8635726K4       994.60545703    0.80091406    5.18023828    5.98115234     993.80454297     B3             6.250000 %
B4       8635726N8       994.60546165    0.80091492    5.18023710    5.98115202     993.80454672     B4             6.250000 %
B5       8635726P3       994.60546317    0.80091518    5.18023438    5.98114955     993.80454799     B5             6.250000 %
B6       8635726Q1       994.60553020    0.80091383    5.18023708    5.98115091     993.80461637     B6             6.250000 %
R        8635726M0         0.00000000    0.00000000    0.00000000    0.00000000       0.00000000     R              6.250000 %
TOTALS                   619.19944878   49.59610190    3.11064066   52.70674256     569.60334688

A6       8635726F5       325.35183434    0.00000000    1.69454084    1.69454084     237.49214465     A6             6.250000 %
A7       8635726G3         0.00000000    0.00000000    2.95795986    2.95795986       0.00000000     A7             6.250000 %
-----------------------------------------------------------------------------------------------------------------------------------


                                       -6-


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1       40,000,000.00     13,014,073.38     3,514,387.59       62,359.10    3,576,746.69      0.00    0.00        9,499,685.79
LTA2      248,910,000.00     80,983,325.10    21,869,155.34      371,173.57   22,240,328.91      0.00    0.00       59,114,169.76
LTA3      200,000,000.00    200,000,000.00             0.00    1,041,666.67    1,041,666.67      0.00    0.00      200,000,000.00
LTA4        1,000,000.00      1,000,000.00             0.00        5,208.33        5,208.33      0.00    0.00        1,000,000.00
LTA5          489,732.00        486,247.64           527.53            0.00          527.53      0.00    0.00          485,720.11
LTQ               100.00              0.00             0.00            0.00            0.00      0.00    0.00                0.00
LTB        21,767,524.00     21,650,098.43        17,433.91      112,760.93      130,194.84      0.00    0.00       21,632,664.52
LTR                 0.00              0.00             0.00            0.00            0.00      0.00    0.00                0.00
TOTALS    512,167,356.00    317,133,744.55    25,401,504.37    1,593,168.60   26,994,672.97      0.00    0.00      291,732,240.18

LTA7                0.00              0.00             0.00      239,135.88      239,135.88      0.00    0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1              325.35183450     87.85968975      1.55897750    89.41866725      237.49214475                 LTA1    6.250000 %
LTA2              325.35183440     87.85968961      1.49119589    89.35088550      237.49214479                 LTA2    6.250000 %
LTA3            1,000.00000000      0.00000000      5.20833335     5.20833335    1,000.00000000                 LTA3    6.255000 %
LTA4            1,000.00000000      0.00000000      5.20833000     5.20833000    1,000.00000000                 LTA4    6.250000 %
LTA5              992.88516985      1.07718099      0.00000000     1.07718099      991.80798886                 LTA5    0.000000 %
LTQ                 0.00000000      0.00000000      0.00000000     0.00000000        0.00000000                 LTQ     0.000000 %
LTB               994.60546960      0.80091378      5.18023685     5.98115064      993.80455581                 LTB     6.250000 %
TOTALS            619.19944884     49.59610188      3.11064066    52.70674254      569.60334696
-------------------------------------------------------------------------------------------------------------   -------------------



                                                -7-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                     November 26, 2001

Beginning Class A7 Balance                                                             45,914,089.41

Approximate Ending  Class A7 Balance                                                   41,464,031.76

Class A7 Factor                                                                                 0.51


Sec. 4.03(i)    Scheduled Principal Amounts                                               255,463.71

Sec. 4.03(i)    Unscheduled Principal Amounts                                          25,146,040.66

Sec. 4.03(iv)   Aggregate Advances                                                              0.00

Sec. 4.03(v)    Ending Principal Balance                                              291,732,240.84

Sec. 4.03(vii)  Current Period Realized Losses                                                  0.00

                Bankruptcy Losses                                                               0.00
                Fraud Losses                                                                    0.00
                Special Hazard Losses                                                           0.00

                Bankruptcy Loss Amount                                                    100,000.00
                Fraud Loss Amount                                                      10,243,347.14
                Special Hazard Loss Amount                                              3,171,337.45

                Servicing Fees                                                            127,886.42
                Sub-Servicing Fees (includes Retained Interest)                             2,642.74
                Trustee Fees                                                                1,321.39

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group Totals
                ----------------------
                Category      Number    Principal Balance       Percentage
                1 Month          8            3,299,104.80          1.13 %
                2 Month          3            1,057,658.85          0.36 %
                3 Month          0                    0.00          0.00 %
                 Total          11            4,356,763.65          1.49 %

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                Group Totals
                ----------------------
                 Number    Principal Balance   Percentage
                     0                0.00        0.00%


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Group Totals
                ----------------------
                Number    Principal Balance   Percentage
                   0                0.00        0.00%


                                       -8-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                       November 26, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls


                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                  JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -9-
